UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 13, 2011

CHINA SKY ONE MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34080	87-0430322
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

No. 2158, North Xiang An Road, Song Bei District,
Harbin, People’s Republic of China 150028
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	86-451-87032617 (China)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 13, 2011, Harbin Tian Di Ren Medical Science and Technology Company (“TDR”), a company organized under the laws of the People’s Republic of China (the “PRC”), which is a subsidiary of China Sky One Medical, Inc. (the “Company”), a Nevada corporation, entered into a Joint Venture Investment Agreement (the “Agreement”) with certain unrelated parties (collectively, with TDR, the “Parties”), pursuant to which, among other things:

•	a new entity, Harbin Tian Xin Biological Engineering Ltd. (“Harbin Tian Xin”), will be formed in the PRC to store, and conduct research and development of, stem cells;

•
TDR will invest 90 million RMB (approximately $14.2 million), representing 39% of Harbin Tian Xin’s registered capital, of which (a) 65% is payable within 15 days of the execution of the Agreement, and (b) 35% is payable within 6 months after initial payment is made;

•	one of Harbin Tian Xin’s five board members, and one of the three individuals on Harbin Tian Xin’s board of supervisors, shall be a candidate proposed by TDR;

•	TDR shall have the right to appoint Harbin Tian Xin’s Chairman and General Manager;

•	the Parties agreed that they shall not engage in any business which competes with the business of Harbin Tian Xin; and

•
the Parties agreed that Harbin Tian Xin’s company registration shall be canceled and the company shall be liquidated if it does not attain certain financial requirements (to be determined at the first meeting of Harbin Tian Xin’s board of directors) for three consecutive years.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

A copy of the press release further discussing this matter is furnished as Exhibit 99.1, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit No.	Description
10.1	Joint Venture Investment Agreement, dated December 13, 2011
99.1	Press Release, dated December 16, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SKY ONE MEDICAL, INC.
(Registrant)

Date: December 16, 2011	By:	/s/ Liu Yan-qing
Liu Yan-qing
Chairman, Chief Executive Officer and President